NUMBER

SHARES

COMMON STOCK

GENERATION INCOME PROPERTIES, INC

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

GENERATION INCOME PROPERTIES, INC. (the "Corporation") transferable on the books of the Corporation in person or by duly authorized Attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, of the Corporation (the "Charter") and the Bylaws, of the Corporation and any amendments thereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED:

President

Secretary

GENERATION INCOME PROPERTIES, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Common Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- its tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ______________ Custodian ______________
(Cust) (Minor)
- under Uniform Gifts/Transfers to Minors Act ______________
(State)

UNIF TRF MIN ACT - ______________ Custodian (until age ________)
(Cust)
______________ under Uniform Transfers to Minors Act ________
(Minor) (State)

Additional Abbreviations may also be used though not in the above list.

For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated:		Signature(s) Guaranteed: Medalion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).
Signature:		
Signature:		
	Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.	